Risk Management and Fair Values (Details) - Schedule of capital risk - USD ($)	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Schedule of capital risk [Abstract]
Total borrowing	$ 1,148,959	$ 1,075,084
Less: cash and cash equivalents	(16,621,290)	(20,620,478)	$ (21,026,103)	$ (26,050,456)
Net debt	(15,472,331)	(19,545,394)
Total equity	54,531,662	55,053,098
Total capital	$ 39,059,331	$ 35,507,704
Gearing ratio	(28.00%)	(36.00%)